Targeting Disease at the Nuclear Pore Corporate Presentation November 2015 NASDAQ: KPTI Exhibit 99.1

©2015 –
Karyopharm Therapeutics, Inc.
Forward-looking Statements
This presentation contains forward-looking statements within the meaning of the “safe harbor” provisions of The Private Securities Litigation
Reform Act of 1995.
Unless
otherwise
noted,
this
presentation
contains
data
that
are
interim
and
unaudited
based
on
site
reports.
Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the company’s current expectations. For example, there can be no guarantee that Selinexor or any other drug candidate Karyopharm is developing will successfully complete necessary preclinical and clinical development phases or that development of any of Karyopharm’s drug candidates will continue. Further, there can be no guarantee that any positive developments in Karyopharm’s drug candidate portfolio will result in stock price appreciation. In addition, even if Karyopharm receives marketing approval for selinexor or another drug candidate, there can be no assurance that Karyopharm will be able to successfully commercialize that drug candidate. Management’s expectations  and, therefore, any forward-looking statements in this presentation could also be affected by risks and uncertainties relating to a number of other factors, many of which are beyond Karyopharm’s control, including the following: Karyopharm’s results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the
U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites and publication review bodies; Karyopharm’s ability to obtain and maintain requisite regulatory approvals and to enroll patients in its clinical trials; unplanned cash requirements and expenditures; development of drug candidates by Karyopharm’s competitors for diseases  for which Karyopharm is currently developing its drug candidates; and Karyopharm’s ability to obtain, maintain and enforce patent and other intellectual property protection for any drug candidates it is developing.
These and other risks, including those which may impact management’s expectations, are described in greater detail under the heading "Risk
Factors" in Karyopharm’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, which is on file with the Securities and
Exchange Commission, and in subsequent filings filed by Karyopharm with the Securities and Exchange Commission.
Any forward-looking statements contained in this presentation are for informational purposes only and speak only as of the date hereof.
Other than as is required by law, Karyopharm expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
Karyopharm’s website is http://www.karyopharm.com. Karyopharm regularly uses its website to post information regarding its business, drug development programs and governance. Karyopharm encourages investors to use www.karyopharm.com, particularly the information in the section entitled “Investors,” as a source of information about Karyopharm. References to www.karyopharm.com in this presentation  are not intended to, nor shall they be deemed to, incorporate information on www.karyopharm.com into this presentation by reference.
Such forward-looking statements include those regarding the therapeutic potential of and potential clinical development plans and commercialization for Karyopharm’s lead drug candidate, selinexor (KPT-330), including the timing of initiation of certain trials and of the reporting of data from such trials, other drug product candidate development plans, and assumptions of management regarding strategic and financial expectations and projections.

Novel mechanism
First in class
Oral, small molecule
Fully Owned
Topline data in lead
indications expected Q4 ‘16
Tumor Suppressor Protein
(TSP) activation and
oncoprotein
reduction
Potentially relevant to any
type of cancer
4
ongoing later stage Heme
trials
3
ongoing Ph
2 Solid Tumor
trials
>40 combination studies
ongoing or planned
Prepare to commercialize
selinexor in NA and
Western EU
Seek collaborators for other
geographies
Selinexor
New Drug
Class in
Oncology
Commercial
Strategy
Clinical
Development
Strategy
Initial
focus
on
the
regulatory
approval
and
commercialization
of
oral
selinexor
as
a
single-agent, while developing SINE™ compounds as novel approaches to treat a variety of diseases in areas of unmet medical need
Karyopharm’s wholly owned, lead SINE™ compound selinexor offers an entirely new approach to cancer therapy that restores the ability of a cell to detect cancerous changes and commit suicide
©2015 –
Karyopharm Therapeutics, Inc.
Karyopharm: At the Nucleus of Cancer Care

Selinexor: SINE™ Compound with Broad Clinical Development Strategy
Oral Selinexor
(KPT-330)
Hematological
Malignancies
AML (SOPRA)
DLBCL (SADAL)
Richter’s
(SIRRT)
Multiple Myeloma (STOMP)
Sel+Pom+Dex; Sel+Bort+Dex; Sel+Len+Dex
Gynecologic Malignancies (SIGN)
Prostate (SHIP)
Glioblastoma (KING)
PRECLINICAL
PHASE 1 & PHASE 2
PHASE 2 or 3
AREA OF THERAPY
DRUG CANDIDATE
`
`
`
`
Solid Tumors
= Initiated
Multiple Myeloma (STORM)
Liposarcoma
Ovarian or Endometrial
Selinexor +
Paclitaxel + Carboplatin
Company
Sponsored
Investigator
Sponsored
Various Solid Tumors
Standard Chemotherapy Regimens
Various Hematological Malignancies
Combination Regimens
Multiple Myeloma
Sel+Carfil+Dex

Karyopharm’s Broad Therapeutic Pipeline
Topical Selinexor (KPT-330)
Oral Verdinexor (KPT-335)
Oral KPT-8602
PRECLINICAL
PHASE 1 & PHASE 2
REGISTRATION
AREA OF THERAPY
DRUG CANDIDATES
Wound Healing
Diabetic Foot Ulcers
Influenza
Antiviral
Oral KPT-350
Inflammation &
Autoimmune
ALS, TBI, MS, SLE
Oncology
Multiple Myeloma
= Initiated
Hematological Malignancies
Canine Lymphoma –
NADA Submission in Progress (MUMS designation received)
PAK4 Inhibitors
Oncology
Lymphoma & Solid Tumors

Selinexor: Novel Anti-Cancer Agent: Restores Tumor Suppressors & Reduces Oncoproteins
Tumor Suppressors
Cell Membrane
Nuclear Envelope
Nuclear Pore Complex
XPO-1
CYTOPLASM
©2015 –
Karyopharm Therapeutics, Inc.
6
SINE
p53
elF4E
(myc,bcl2 mRNA)
pRB
PP2A
Par-4
p21
IkB
BRCA1
p27
Suppressors
Tumor
Tumor Suppressors

Initial Focus for Single-Agent Approval of Selinexor in: • DLBCL • Acute Myeloid Leukemia • Multiple Myeloma • Richter’s Transformation ©2015 – Karyopharm Therapeutics Inc. 7

Selinexor’s
Broad and Durable Oral Single-Agent Anti-Tumor Activity
Patients treated to date with single agent or in combination
1,250+
Selinexor
Broad and durable single-agent anti-tumor activity in a pill
Broad and durable single-agent anti-tumor activity in a pill
Disease control across hematologic and solid tumor malignancies
Durability –
some patients on >1 year (longest 2+ years)
Recommended Phase 2 dose for most indications is 60mg twice
weekly –
generally well-tolerated
up to 50%
>6 month
Dosing
©2015 –
Karyopharm Therapeutics, Inc.

Aggressive form of Non-Hodgkin’s Lymphoma (NHL)
Incidence: 25,000 new cases annually in the US
•
~40%
of
incident
patients
will
succumb
to
their
disease
•
~10,000
deaths
per
year
in
USA
(~22,500
worldwide)
Greatest unmet need currently in GCB and Double-Hit Subtypes of DLBCL
Selinexor
has
shown
durable
single-agent
activity
across
all
forms
of
DLBCL
Diffuse Large B-Cell Lymphoma: The Opportunity
©2015 –
Karyopharm Therapeutics, Inc.
Citations: ACS and Leukemia and Lymphoma Society, Pasqualucci et al, 2013

©2015 –
Karyopharm Therapeutics, Inc.
Best Responses in DLBCL Patients
•
31% ORR and 51% DCR for all evaluable DLBCL patients
•
43% ORR and 71% DCR for evaluable DLBCL patients on study >
1 month
•
ORR and DCR are comparable across DLBCL origin or subtype
•
Duration of response was >9 months
•
Responses were also observed in “double-hit” DLBCL
Category
Total
Evaluable
ORR
CR
PR
SD
PD
DCR
All Patients
39*
31%
4 (10%)
8 (21%)
8 (21%)
19 (49%)
51%
Patients
on
study
>
1
Month
28
43%
4 (14%)
8 (29%)
8 (29%)
8 (29%)
71%
Origin
De novo
28
25%
3 (11%)
4 (14%)
6 (21%)
15 (54%)
46%
Transformed
11
45%
1
(9%)
4 (36%)
2 (18%)
4 (36%)
64%
Subtype
GCB
14
43%
3 (21%)
3 (21%)
5 (36%)
3 (21%)
79%
non-GCB
4
25%
1 (25%)
--
3 (75%)
--
100%
*Three patients were non-evaluable for response due to consent withdrawal with lack of disease assessment prior to one cycle on study.
Responses (as of 1-June-2015) were adjudicated according to the International Working Group Response Criteria for Non-Hodgkin’s
Lymphoma (NHL) 2007 based on interim unaudited data. ORR=Objective Response Rate (CR+PR), CR=Complete Response, PR=Partial
Response, SD=Stable Disease, PD=Progressive Disease, DCR=Disease Control Rate (CR+PR+SD) GCB=Germinal Center B Cell.
GCB/non-GCB subtypes were not defined for all patients.
All
patients

Best Responses in SH/DH/TH DLBCL Patients

Translocations		Total Evaluable	ORR	CR	PR	SD	PD	DCR
All	Any Translocation	14	43%	2 (14%)	4 (29%)	2 (14%)	6 (43%)	57%
Triple Hit	MYC/BCL2/BCL6	1	--	--	--	--	1 (100%)	--
Double Hit	MYC/BCL2	4	75%	1 (25%)	2 (50%)	--	1 (25%)	75%
Single Hit	BCL2 or MYC	9	33%	1 (11%)	2 (22%)	2 (22%)	4 (44%)	56%

Patients with Objective Responses in Double or Single Hit DLBCL*					
Patient ID	Translocation(s)	Best Response	% Change in Target Lesions	Days on Study	Prior Therapy Regimens
046	MYC/BCL2	CR	-73%[a]	589	R-CHOP, RICE
072	MYC/BCL2	PR	-63%	214	R-CHOP, Benda, RICE
432	MYC/BCL2	PR	-50%[b]	91 (transplant)	R-CHOP, RICE, Ofa-Etop-Ifo
050	BCL2	CR	-100%[a]	602+	R-CHOP, Etop-Cyclo, R-GDP, Panob
003	BCL2	PR	-93%	729	R-CHOP, R-DHAP, BEAM, GDP
402	BCL2	PR	-52%	119	R-CHOP, R-GDP

*as of 1-June-2015; + patient still on therapy; [a]PET-negative; [b]estimated

Presented at the 13th International Conference on Malignant Lymphoma, Lugano SUI 2015

Karyopharm Therapeutics

Selinexor in DLBCL: Promising Responses in Single Hit and Double Hit Patients (ICML) ©2015 – Karyopharm Therapeutics, Inc. 11

Overall Survival (%)
100
80
60
40
20
0
0 3 6 9 12 15 18 21 24 27 30 33
Time (months)
CR/PR (>10 mo)
SD/PD (3.5 mo)
p < 0.0001
HR=0.12

	0	3	6	9	12	15	18	21	24	27	30	33
CR/PR	12	12	10	8	6	6	5	3	2			1
SD/PD	27	13	4	3	2	1	1	1	1			1

Progression Free Survival (%)
100
80
60
40
20
0
0 3 6 9 12 15 18 21 24 27
Time (months)
CR/PR (24 mo)
SD/PD (1.2 mo)
p < 0.0001
HR=0.06

	0	3	6	9	12	15	18	21	24	27
CR/PR	12	10	8	5			4	3	2	1
SD/PD	27	3	1	1			1	1	1	1

Karyopharm Therapeutics

Phase 1 DLBCL Data: Response to Selinexor Correlates with Overall Survival (EHA 2015)
Data as of May 16, 2015
©2015 –
Karyopharm Therapeutics, Inc.
Presented
at
the
20
Congress
of
the
European
Hematology Association,
Vienna,
Austria
2015
12
th
OS (CR/PR vs
SD/PD)
PFS (CR/PR vs
SD/PD)
Patients
at
risk

SADAL: Selinexor Against Diffuse Aggressive Lymphoma
Ongoing Randomized Trial for Accelerated Approval
•
Relapsed
/
Refractory
>3rd
line
•
Twice-weekly
randomized
single-agent
selinexor
1:1:
selinexor
60
mg
vs.
selinexor
100
mg
•
>50%
of
patients
with
GCB-DLBCL
•
Targeting
~200
patients
•
Primary
Endpoint:
Overall
Response
Rate
•
Data
read
out
anticipated
in
Q4
2016
SADAL: Randomized Phase 2 trial in DLBCL
©2015 –
Karyopharm Therapeutics, Inc.

Potential Selinexor NHL Development
2014
H1
H2
2015
H1
H2
2016
H1
H2
2017
H1
H2
Slide Key
*
Investigator Sponsored
CHOP-R
Cyclophosphamide, Doxorubicin
Hydrochloride (Hydroxydaunomycin),
Vincristine Sulfate (Oncovin), Predisone,
Rituxan
Dex
dexamethasone
Ibrut
IMBRUVICA® (ibrutinib)
Ritux
Rituxan®(rituximab)
R-ICE
Rituxan, fosfamide, carboplatin, etoposide
Ph
1
Sel
+ Ritux
in NHL
Ph
2
Selinexor
in PTCL and CTCL
SADAL: Ph
2 Selinexor in DLBCL
(high vs. low Sel
dose)
Ph
2 Selinexor
in Richter’s transformation (single arm)
Ph 1/2 (2   /3
Line)
Sel
+ Ritux
+ X in NHL
Ph
1/2
Sel
+ Ibrut
in NHL + CLL
Ph 1/2 (2
Line)
Sel
+ R-ICE in DLBCL
Ph 1/2 (1   /2
Line)
Sel
+ CHOP-R in NHL
Phase 3 Studies:
Randomized
Studies with
Selinexor-
Rituximab in
Combination
*
*
*
©2015 –
Karyopharm Therapeutics, Inc.
nd
st
rd
nd

nd

Multiple Myeloma represents a significant patient population for selinexor
Second most commonly diagnosed blood cancer, after NHL
•
114,000
new
cases
worldwide
each
year
•
In
the
US,
a
prevalence
of
approximately
83,000,
with
24,050
new
cases
and
11,090
deaths
in
2014
•
Initial
focus
on
patients
with
recurrent
disease
following
multiple
lines
of
therapy
Unmet need for patients with recurrent or refractory MM for patients after proteasome inhibitors and immunomodulatory
drugs (IMIDs)
Multiple Myeloma: The Opportunity
Citations: ACS Facts and Figures 2014; GLOBOCAN 2012, IARC, http:///seer.cancer.gov/
©2015 –
Karyopharm Therapeutics, Inc.

STORM: Selinexor Treatment of Refractory Myeloma
•
Planned
Single
Arm
Trial
for
Relapsed/Refractory
after
>
4
approved
agents
•
Quadruple
drug
exposed,
dual-class
refractory:
REVLIMID®,
POMALYST®,
KYPROLIS®
and
VELCADE®
•
Initiated
May
2015,
~80
patients
•
Primary
Endpoint:
Overall
Response
Rate
•
Interim
data
anticipated
mid-2016;
Study
may
be
expanded
to
>200
patients
for
potential
accelerated
approval
STOMP: Selinexor in Combination w Backbone Treatments for Relapsed/Refractory
Multiple Myeloma
•
Initiated
in
October
2016
•
Sel+Pom+Dex
&
Sel+Bortez+Dex
&
Sel+Len+Dex
•
Striking
preclinical
synergy
in
animal
models
•
Dose
escalation
study,
targeting
up
to
220
patients
•
“Pick
the
winner”
in
advance
of
phase
3
studies
•
Data
anticipated
in
2017
STORM & STOMP
©2015 –
Karyopharm Therapeutics, Inc.

Δ				
	κ					
	λ					
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Karyopharm Therapeutics

Selinexor + Dexamethasone
•
Phase
1/2
combination
study
with
ten
evaluable
patients
treated
with
selinexor
(45
mg/m
)
+
low
dose dexamethasone
(20 mg)
•
Heavily pretreated with a median of 7 prior therapies
•
In ten patients: 6 responses (5 PR, 1 CR), 2 MR, 1 PD, 1 not evaluable, Median DOR ~ 7 months
Multiple Myeloma: Phase 1 Data
76
IgG-
–71%
PR
7
Dox-Vinc-Dex,
Thal-Dex,
Carfil-Dex,
VRD,
Cyclo-Pred-BCNU,
Sel,
Doxil-Carfil-Dex
391
77
FLC-
--
NE
8
Len-Dex, Cyclo-Etop-Cis-Mel-Dex-ASCT,
VRD,
Carfil-Cyclo-Dex,
Carfil-Cyclo-Dex-Len,
Carm-Thal-Cis-Etop-Cyta-Vel-Mel,
Cyclo-Carfil-Pom-Dex,
Vor-Len-Dex
15
79
FLC-
–53%
PR
3
Thal-Pred-Dex-ASCT,
Cyclo-Vel-Dex,
Len-Dex
52
81
FLC-
–99%
sCR
6
VAD-ASCT,
Cyclo-Pred-ASCT,
Rev-Dex,
Cyclo-BorD
(x2),
Pom-Carfil-Dex
280
84
IgG-
–84%
PR
9
Vel-Dex,
ASCT,
Len-Dex,
Vel-Dex,
Vel,
Carfil,
Pom-Dex,
Carfil,
DT-PACE-Thal
170
90
IgG-
41%
PD
5
Cyclo-Vel-Len-Dex
(x2),
Carfil-Mel-ASCT,
Cyclo-Vel-Dex,
Pom-Carfil-Dex
31
92
IgA-
–55%
PR
9
Vel-Dex,
VRD,
ASCT,
Len-Dex,
Reolysin, TG02,
Carfil-Dex,
Carfil-Cyclo-Dex,
Carfil-Pom-Dex
121
93
IgG-
–41%
MR
9
VAD,
VTD+ASCT,
Vel-Len-Dex, Experim,
Carfil-Panob,
Len-Elotu-Dex,
Experim,
Pom-Dex,
Benda-Pom-Dex
114
98
IgG-
–48%
MR
16
Len-Dex,
ASCT
(x2),
Vel-Len-Dex,
Vid-Len,
Benda-Vel-Dex, VAD, Ritux,
Vel-Thal, Carfil-Dex,
Carfil-Dex-Cis-
Adria, Len-Ritux-Inter,
Carfil-Pom,
Vel-Thal-Dex-Adria-Cis-ATRA-Arsenic
Trioxide,
Len-Dex, TG02-Carfil
79
99
IgA-
–82%
PR
6
Sal,
Thal-Dex,
Len-Dex,
Vel-Dex,
ASCT,
Ibrut-Dex
285
©2015 –
Karyopharm Therapeutics, Inc.
Prior Therapies
(As of 10-May-2015)
Group A Patients with Rel/Ref MM Treated with Twice Weekly
Oral
Combination
–
Selinexor
45
mg/m
+
Dexamethasone
20 mg
Study
Days
Patient
ID
MM
Type
Maximal
Response
# Prior
Tx
2
2

Additional patient responses to be presented at ASH 2015
Promising Potential in Patients with Carfilzomib-Refractory MM
SELINEXOR + CARFILZOMIB
IN PATIENTS WITH CARFILZOMIB-REFRACTORY MM
(Selinexor
30
mg/m
2
+
Carfilzomib
(20/27
mg/m
2
)
Patient Age
Days
on Tx
Best Response
# Prior Tx
59
113+
VGPR
4
73
85+
PR
2
64
71+
PR
5
Data as of November 1, 2014
Presented at ASH 2014
©2015 –
Karyopharm Therapeutics, Inc.

Potential Selinexor
MM Development
2014
H2
2015
H1
H2
2016
H1
H2
2017
H1
H2
Ph
1
Selinexor
+ Dex
STORM: Ph
2 Selinexor
+ Low Dose Dex
(80 patients initially; potential upsize)
Ph
1/2
Selinexor
+ Carfil
+ Dex
STOMP: Ph
1/2
Selinexor
+ Pom
+ Dex
Selinexor
+ Bortez
+ Dex
Selinexor
+ Len + Dex
Ph
1/2: Pre-Transplant
Selinexor
+ Bortez
+ Dex
Ph
3: Selinexor + Pom
+ Dex
vs. Pom
+ Dex
Prep/Submit
NDA/EMA
Ph
3: Selinexor + PI (Carfil
/ Bortez
/ Len) + Dex
vs. PI + Dex
AND/OR
Ph
1/2
Selinexor
+ PLD
*
*
*
2018
H1
LAUNCH
©2015 –
Karyopharm Therapeutics, Inc.
Slide Key
*
Investigator Sponsored
Bortez
bortezomib
(Velcade®)
Carfil
carfilzomib
(Kyprolis®)
Dex
dexamethasone
PI
proteasome
inhibitor
PLD
pegylated
liposomal doxorubicin
Pom
pomalidomide
Rev
Revlimid®(lenalidomide)

Significant opportunity exists for selinexor
in AML as few treatment options exist for patients
•
Approximately
18,860
new
diagnoses
of
AML
and
approximately
7,330
deaths
per
year
in
the
US
•
The
average
age
of
a
patient
with
AML
is
66
Older patients with relapsed AML have limited treatment options with poorer outcomes than younger patients due to comorbidities and increased resistance to chemotherapy
•
Median
Survival
of
older
patients
unfit
for
chemotherapy
is
~9
months
Approval Plans
•
SOPRA:
Older
patients
with
AML
after
at
least
1
line
of
therapy;
topline
survival
data
end
of
2016
•
Combination
studies
ongoing
to
inform
use
in
first
line
therapy
for
older
patients
Additional opportunities for younger patients with “high risk” AML in front line
•
About
20%
of
patients
at
first
diagnosis
•
All
patients
with
relapse
after
initial
chemotherapy
•
Pediatric
patients
with
relapsed
disease
(>50%
of
pediatric
AML)
Acute Myeloid Leukemia: The Opportunity
Citations: ACS Facts and Figures 2014
©2015 –
Karyopharm Therapeutics, Inc.

SOPRA: Selinexor in Older Patients with Relapsed/Refractory AML
Ongoing
Randomized
Study
in
AML
in
pts
>
60
years
old
–
after
at
least
one
therapy
•
Primary
Endpoint:
Overall
Survival
•
Randomized
2:1
–
single-agent
selinexor
(60mg
fixed
dose)
vs.
“Physician’s
Choice”
(hypomethylating
agents
or
LDAC
or
Supportive
Care
only)
•
Dose
adjusted
in
July
2015;
~170
patients
•
A
trend
towards
an
increase
in
the
frequency
of
sepsis
was
identified
in
elderly
patients
with
relapsed
or
refractory
AML
receiving
very
high
doses
of
selinexor
(typically
~100
mg).
There
was
no
apparent
increase
in
the
risk
of
neutropenia
or
febrile
neutropenia
in
these
patients.
•
Interim
analysis
in
mid-2016;
Full
top-line
data
read
out
anticipated
Q4
2016
SOPRA:  Randomized
Phase
2
Trial
in
2
Line
AML
©2015 –
Karyopharm Therapeutics, Inc.

nd

Selinexor AML Phase 1 Study: Activity in Relapsed/Refractory AML
N
DCR
ORR
CR
CR(i)
PR
MLFS
SD
PD
NE
65
32
10
5
2
1
2
22
16
17
%
49%
15%
8%
3%
2%
3%
34%
25%
26%
Selinexor Phase 1 AML Patients: Prolonged SD
©2015 –
Karyopharm Therapeutics, Inc.
Pat
ient
ID
Age
110
73
147
79
149
63
mg/m
23
40
70
ose
(
)
Doses/
ycle
MDS
Flt3
NPM
Cy
ogenic
k
D
2
C
rior
t
Ris
Pr
ior
Ther
pies
Da
s
on
St
udy
10
N
N
N
Favo
abl
T, FL
A, FIL, VID
CY
U, ID
, DA
,  MIT
312
8
Y
N
N
Inter
me
di
ate
132+
8
N
N
N
Inter
me
di
te
DAU
, CY
T, EP
O, M
IT, RO
S
120+
P
a
y
r
e
U
No
Pr
or
i
s
a

Best Responses in Patients with AML as 10-June-2014

Selinexor Phase 1 AML Patients with Responses
©2015 –
Karyopharm Therapeutics, Inc.
23
Pa
tie
nt
Age
138
39
40
8
N
N
N
111
70
23
10
Y
N
N
505
82
40
8
N
N
N
501
71
16
.8
10
N
Y
Y
133
81
40
8
N
N
N
2
ID
Dose
mg/m
Dose
s/
Cyc
le
Adverse
me
rab
102
70
6.8
10
N
N
N
In
medi
(
)
MDS
Flt3
NPM
Cy
ogenic
Risk
ior
Ther
pies
sponse
Da
ys
on
udy
CR(i)
81
150
61
40
8
N
Unk
Unk
CR(
i)
119+
121
77
30
8
N
N
N
MLFS
170
155
83
40
8
Y
N
N
ter
MLFS
92+
114
70
30
8
N
N
N
PR
87
In
me
ate
AU, C
YT
Adverse
VID, CYT
In
medi
ID
In
rm
edi
ate
CYT, IDA
te
V
, DEC
te
C
ter
di
D
a
Pr
ior
t
r
a
e
t
P
R
S
178
157
142
113
78
Favor
le
AU, C
YT
MITO,
CR
EC
YT
CR
CYT
CR
AU, C
YT
CR
DEC
CR
ab
D
,
In
med
ate
D
, C
ter
di
te
D
Favo
le
ter
i
In
a
E
1
ter
ate
VID
, D

Slide Key
*
Investigator Sponsored
Ida
idarubicin
LDAC
Low Dose AraC
AraC
Arabinoside
Cytosine
Dauno
Daunorubicin
MEC
Mitoxantrone
+ Etoposide
+ AraC
CLAG
Clofarabine
+ AraC
+ G-CSF
Potential Selinexor
AML Development
2014
H1
H2
2015
H1
H2
2016
H1
H2
2017
H1
H2
Launch
Ph
1
Sel
in R/R AML
SOPRA: Ph
2 Selinexor vs. Physician’s Choice (2:1)
170 pts; OS Endpoint
Prep/Submit NDA/EMA
Front Line (Older): Selinexor
+ LDAC
Pick the Winner (L1 Study); Interim 2015-6 Data
Selinexor
+ Decitabine
(OSU)
Induction: Dauno/AraC
+ Sel
Induction: Ida/AraC
+ Sel
Relapse: MEC + Sel
Relapse: CLAG + Sel
Pediatric Acute Leukemias
Front Line Induction
High Risk AML: Dauno/AraC
+ Sel
*
*
*
*
*
*
*
Phase 3 : Randomized Studies with
Selinexor
in Combination
*
©2015 –
Karyopharm Therapeutics, Inc.

©2015 – Karyopharm Therapeutics Inc. 25 Selinexor in Solid Tumors & Combination Studies

ASCO
Summary
&
Conclusions
–
KING,
SIGN,
&
Sarcoma
Selinexor shows anti-tumor activity with 13% ORR and 38% DCR in patients with GBM that progressed after temozolomide
and radiation
Selinexor levels in brain tumor tissue 2 hours after dosing were at or higher than those with known anti-cancer activity
Selinexor showed broad anti-tumor activity across all three heavily pretreated gynecological cancer populations:
Selinexor induced meaningful single-agent anti-cancer activity in patients with ovarian and endometrial cancers with disease control rates (PR+ 12 week SD) of 55%
and 62% respectively and several patients remaining on study for 6 to >11 months.
Single agent oral selinexor demonstrated durable stable disease in liposarcoma, leiomyosarcoma
and other sarcomas
In patients with previously treated liposarcoma, PFS on selinexor was longer than the patient’s most recent anti-cancer regimen
©2015 –
Karyopharm Therapeutics, Inc.

Progression Free Survival (%)

Progression Free Survival (%)

Karyopharm Therapeutics

©2015 –
Karyopharm Therapeutics, Inc.
Progression Free Survival (PFS) by Sarcoma Type
(A)
Progression
Free
Survival
(PFS)
by
sarcoma
type
and
(B)
Liposarcoma
PFS
for
selinexor
vs
last
prior
regimen.
Comparison
of
PFS
vs
last
prior
regimen
is
limited
to
liposarcoma
patients
with
known
time
to
progression
for
last
prior
regimen.
Median
PFS
and
N
are
listed
in
the
legends
in
parentheses.
P
values
and
hazard
ratios
(by
Gehan-Breslow-
Wilcoxon
and
logrank
respectively)
are
listed
for
statistically
significant
differences.
A
B
Time
(weeks)
Time
(weeks)
0
10
20
30
40
0
20
40
60
80
100
All
Sarcomas
Other sarcoma (8.3 wks, N=22)
Leiomyosarcoma
(16.4 wks, N=10)
Liposarcoma
(19.4 wks, N=19)
p<0.03,
HR
=
0.55 for
liposarcoma vs
other
0
20
40
100
120
0
20
40
60
80
100
Liposarcoma
Selinexor
(19.4 wks)
Last prior regimen (7.7 wks)
N=11
p<0.02,
HR
=
0.53

Hematological Malignancies
•
Selinexor
+ Carfilzomib
+ Dexamethasone in patients with R/R MM
•
Selinexor
+ Fludarabine
+ Cytarabine
in pediatric patients with relapsed or refractory leukemia or myelodysplastic syndrome
•
Selinexor
+ Bortezomib
+ Dexamethasone in patients with progressive of refractory MM
•
Selinexor
+ Ibrutinib
in patients with R/R CLL and NHL
•
Selinexor
+ Decitabine
in patients with AML
Solid Tumors
•
Selinexor
+ Paclitaxel + Carboplatin in patients with advanced ovarian or endometrial malignancies
•
Selinexor
+
Gemcitabine
+
Abraxane
in
patients
with
advanced
pancreatic
cancer
•
Selinexor
+ FOLFOX in patients with metastatic colorectal cancer
•
Selinexor
+ Irinotecan
in patients with adenocarcinoma of the stomach and distal esophagus
•
Selinexor
+ Docetaxel
in patients with relapsed squamous cell lung cancer
©2015 –
Karyopharm Therapeutics, Inc.
ISTs Using Selinexor: Planned or Ongoing in Combination With Other Therapies

Financial and Commercial Overview ©2015 – Karyopharm Therapeutics Inc. 29

Cash, Cash Equivalents & Investments:
•
~$230.2 MM at September 30, 2015
•
Expected to fund the Company into 2018
Shares Outstanding at September 30, 2015
•
Basic: ~35.7 MM as of September 30, 2015
•
Fully diluted: ~40.2 MM as of September 30, 2015
Financial Overview
©2015 –
Karyopharm Therapeutics, Inc.

Karyopharm: At the Nucleus of Cancer Care
©2015 –
Karyopharm Therapeutics, Inc.
Selinexor is a novel, oral selective inhibitor of XPO1-mediated nuclear export with broad single-agent anti-cancer activity
Karyopharm wholly owns the worldwide rights to selinexor
with patent protection through at least 2032
Three ongoing later phase studies (SOPRA, SADAL and SIRRT)
are expected to have topline data by the end of 2016
Two ongoing later phase studies (SOPRA and STORM) are
expected to have interim analyses in mid-2016
Multiple combination studies are ongoing or planned to
incorporate selinexor into treatment regimens across many
cancer types

NASDAQ: KPTI Karyopharm Therapeutics Inc.